Exhibit 99.2

Total U.S. and Latin America Operations

(dollars in thousands)	Fiscal 2013
	Q1	Q2	Q3	Q4
Revenues:
Net premiums	$1,060,266	$1,147,871	$1,127,983	$1,249,891
Investment income, net of related expenses	312,501	335,200	264,432	352,973
Investment related gains (losses), net:
Other-than-temporary impairments on fixed maturity securities	(162)	(8,085)	—	(417)
Other-than-temporary impairments on fixed maturity securities transferred to (from) accumulated other comprehensive income	—	(253)	—	—
Other investment related gains (losses), net	96,089	55,012	(87,634)	(5,605)
Total Investment related gains (losses), net	95,927	46,674	(87,634)	(6,022)
Other revenue	42,330	47,577	44,998	43,792
Total revenues	1,511,024	1,577,322	1,349,779	1,640,634

Benefits and expenses:
Claims and other policy benefits	940,469	992,851	981,685	1,076,407
Interest credited	124,935	117,853	59,464	166,182
Policy acquisition costs and other insurance expenses	238,175	267,877	172,250	200,101
Other operating expenses	30,338	27,532	30,291	29,114
Total benefits and expenses	1,333,917	1,406,113	1,243,690	1,471,804
Income before income taxes	$177,107	$171,209	$106,089	$168,830

(dollars in thousands)	Fiscal 2012
	Q1	Q2	Q3	Q4
Revenues:
Net premiums	$1,032,533	$1,093,721	$1,058,771	$1,171,908
Investment income, net of related expenses	242,052	230,071	296,500	266,314
Investment related gains (losses), net:
Other-than-temporary impairments on fixed maturity securities	(6,030)	(1,822)	(557)	(3,765)
Other-than-temporary impairments on fixed maturity securities transferred to (from) accumulated other comprehensive income	(5,907)	162	(551)	(7)
Other investment related gains (losses), net	39,366	14,927	57,985	109,374
Total Investment related gains (losses), net	27,429	13,267	56,877	105,602
Other revenue	29,794	41,537	44,518	47,219
Total revenues	1,331,808	1,378,596	1,456,666	1,591,043

Benefits and expenses:
Claims and other policy benefits	915,806	945,711	928,364	982,727
Interest credited	87,804	66,481	130,115	94,124
Policy acquisition costs and other insurance expenses	205,330	198,197	214,844	230,064
Other operating expenses	29,447	25,699	25,504	35,228
Total benefits and expenses	1,238,387	1,236,088	1,298,827	1,342,143
Income before income taxes	$93,421	$142,508	$157,839	$248,900

U.S. and Latin America Traditional Operations

(dollars in thousands)	Fiscal 2013
	Q1	Q2	Q3	Q4
Revenues:
Net premiums	$1,056,428	$1,136,742	$1,124,183	$1,246,137
Investment income, net of related expenses	132,535	133,544	138,464	139,281
Investment related gains (losses), net:
Other-than-temporary impairments on fixed maturity securities	(162)	(8,085)	—	(157)
Other-than-temporary impairments on fixed maturity securities transferred to (from) accumulated other comprehensive income	—	(253)	—	—
Other investment related gains (losses), net	7,471	12,049	(5,249)	(693)
Total Investment related gains (losses), net	7,309	3,711	(5,249)	(850)
Other revenue	652	1,334	880	840
Total revenues	1,196,924	1,275,331	1,258,278	1,385,408

Benefits and expenses:
Claims and other policy benefits	936,881	981,768	972,786	1,071,733
Interest credited	16,150	13,590	13,659	9,886
Policy acquisition costs and other insurance expenses	140,072	166,742	162,710	156,447
Other operating expenses	24,278	23,018	24,085	24,550
Total benefits and expenses	1,117,381	1,185,118	1,173,240	1,262,616
Income before income taxes	$79,543	$90,213	$85,038	$122,792

(dollars in thousands)	Fiscal 2012
	Q1	Q2	Q3	Q4
Revenues:
Net premiums	$1,028,937	$1,090,366	$1,055,148	$1,168,387
Investment income, net of related expenses	132,611	133,935	135,695	134,197
Investment related gains (losses), net:
Other-than-temporary impairments on fixed maturity securities	(6,030)	(1,822)	(557)	(2,199)
Other-than-temporary impairments on fixed maturity securities transferred to (from) accumulated other comprehensive income	(5,907)	162	(551)	(7)
Other investment related gains (losses), net	(1,098)	2,427	(744)	13,997
Total Investment related gains (losses), net	(13,035)	767	(1,852)	11,791
Other revenue	991	549	977	2,530
Total revenues	1,149,504	1,225,617	1,189,968	1,316,905

Benefits and expenses:
Claims and other policy benefits	913,904	940,609	925,536	979,835
Interest credited	15,054	14,555	14,637	11,421
Policy acquisition costs and other insurance expenses	145,495	150,896	156,805	145,093
Other operating expenses	24,533	21,299	21,273	26,696
Total benefits and expenses	1,098,986	1,127,359	1,118,251	1,163,045
Income before income taxes	$50,518	$98,258	$71,717	$153,860

Europe, Middle East and Africa Operations

(dollars in thousands)	Fiscal 2013
	Q1	Q2	Q3	Q4
Revenues:
Net premiums	$292,809	$292,180	$303,259	$332,495
Investment income, net of related expenses	11,429	13,623	12,860	14,122
Investment related gains (losses), net:
Other-than-temporary impairments on fixed maturity securities	—	—	—	—
Other-than-temporary impairments on fixed maturity securities transferred to (from) accumulated other comprehensive income	—	—	—	—
Other investment related gains (losses), net	1,772	440	1,323	5,441
Total Investment related gains (losses), net	1,772	440	1,323	5,441
Other revenue	1,577	3,926	12,409	5,347
Total revenues	307,587	310,169	329,851	357,405

Benefits and expenses:
Claims and other policy benefits	260,258	262,443	250,965	293,181
Interest credited	—	—	—	6,114
Policy acquisition costs and other insurance expenses	11,607	9,396	13,348	17,883
Other operating expenses	24,759	26,381	25,874	28,250
Total benefits and expenses	296,624	298,220	290,187	345,428
Income before income taxes	$10,963	$11,949	$39,664	$11,977

(dollars in thousands)	Fiscal 2012
	Q1	Q2	Q3	Q4
Revenues:
Net premiums	$271,340	$288,027	$278,287	$377,512
Investment income, net of related expenses	10,624	10,438	10,646	10,837
Investment related gains (losses), net:
Other-than-temporary impairments on fixed maturity securities	—	—	—	—
Other-than-temporary impairments on fixed maturity securities transferred to (from) accumulated other comprehensive income	—	—	—	—
Other investment related gains (losses), net	1,824	1,143	6,957	1,189
Total Investment related gains (losses), net	1,824	1,143	6,957	1,189
Other revenue	2,265	1,316	1,360	1,309
Total revenues	286,053	300,924	297,250	390,847

Benefits and expenses:
Claims and other policy benefits	240,342	245,042	230,717	338,963
Interest credited	—	—	—	—
Policy acquisition costs and other insurance expenses	15,047	13,462	15,119	8,332
Other operating expenses	23,872	25,357	23,455	34,271
Total benefits and expenses	279,261	283,861	269,291	381,566
Income before income taxes	$6,792	$17,063	$27,959	$9,281

Asia Pacific Operations

(dollars in thousands)	Fiscal 2013
	Q1	Q2	Q3	Q4
Revenues:
Net premiums	$384,324	$355,211	$357,867	$387,803
Investment income, net of related expenses	22,630	21,951	22,889	26,860
Investment related gains (losses), net:
Other-than-temporary impairments on fixed maturity securities	—	—	(197)	197
Other-than-temporary impairments on fixed maturity securities transferred to (from) accumulated other comprehensive income	—	—	—	—
Other investment related gains (losses), net	(4,439)	(4,137)	5,294	(2,192)
Total Investment related gains (losses), net	(4,439)	(4,137)	5,097	(1,995)
Other revenue	7,336	10,953	7,804	10,472
Total revenues	409,851	383,978	393,657	423,140

Benefits and expenses:
Claims and other policy benefits	298,401	578,808	297,208	313,132
Interest credited	311	274	270	263
Policy acquisition costs and other insurance expenses	62,086	60,171	47,284	53,267
Other operating expenses	30,811	32,070	30,116	32,819
Total benefits and expenses	391,609	671,323	374,878	399,481
Income before income taxes	$18,242	$(287,345)	$18,779	$23,659

(dollars in thousands)	Fiscal 2012
	Q1	Q2	Q3	Q4
Revenues:
Net premiums	$339,351	$346,027	$345,848	$378,342
Investment income, net of related expenses	23,091	21,238	19,944	21,296
Investment related gains (losses), net:
Other-than-temporary impairments on fixed maturity securities	—	—	—	—
Other-than-temporary impairments on fixed maturity securities transferred to (from) accumulated other comprehensive income	—	—	—	—
Other investment related gains (losses), net	4,458	1,003	4,812	(963)
Total Investment related gains (losses), net	4,458	1,003	4,812	(963)
Other revenue	7,408	24,109	10,055	11,264
Total revenues	374,308	392,377	380,659	409,939

Benefits and expenses:
Claims and other policy benefits	263,319	249,881	312,346	306,141
Interest credited	238	216	204	653
Policy acquisition costs and other insurance expenses	50,842	90,146	52,547	58,368
Other operating expenses	28,704	27,669	28,999	35,038
Total benefits and expenses	343,103	367,912	394,096	400,200
Income before income taxes	$31,205	$24,465	$(13,437)	$9,739

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